UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): December 2, 2020

Commission File Number: 1-11607
DTE Energy Company

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrants address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1279
Registrants telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2016 Series B 5.375% Junior Subordinated Debentures due 2076	DTJ	New York Stock Exchange

2016 Series F 6.00% Junior Subordinated Debentures due 2076	DTY	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

2019 6.25% Corporate Units	DTP	New York Stock Exchange

2020 Series G 4.375% Junior Subordinated Debentures due 2080	DTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, effective July 1, 2019, Gerard M. Anderson, stepped down as Chief Executive Officer of DTE Energy Company (the “Company” or “DTE Energy”) and was named DTE Energy Executive Chairman, remaining a full-time employee and director of the Company. During the multiyear succession plan, Mr. Anderson serves as an advisor on business issues and focuses on DTE’s community, political and broader industry roles, including leadership in the Detroit Regional CEO Group, the Detroit Regional Partnership, the Detroit Economic Club, Business Leaders for Michigan and the Edison Electric Institute.

In connection with an ongoing review of the Executive Chairman’s remuneration, the Company’s board of directors agreed to modify Mr. Anderson’s compensation, and effective January 1, 2021, Mr. Anderson will no longer participate in the Company’s Annual Incentive Plan or Long-Term Incentive Plan. Mr. Anderson’s new compensation effective January 1, 2021 is $1,000,000 per annum. Mr. Anderson will remain an employee of the Company and otherwise continue unchanged in his role as Executive Chairman, advising on business issues, facilitating communication between the board and management, assisting in long-term business strategy, presiding at shareholder and board meetings, and focusing on DTE’s community, political, and broader industry roles.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2020

DTE Energy Company
(Registrant)

/s/Diane M. Antishin
Diane M. Antishin
Vice President - Human Resources and Chief Diversity and Inclusion Officer